Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tamara A. Seymour, certify that:

1.             I have reviewed this amendment to the report on Form 10-Q of Favrille, Inc.;

2.             Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 17, 2008

By:	/s/ Tamara A. Seymour
Tamara A. Seymour
Chief Financial Officer and
Vice President, Finance and Administration
(Principal Financial Officer)